                                                                    Exhibit 99.1

                         Form 4 Joint Filer Information

Name:                                      FPA Crescent Fund, a series of FPA
                                           Funds Trust

Address:                                   11601 Wilshire Blvd.
                                           Suite 1200
                                           Los Angeles, CA 90025

Date of Event Requiring Statement:         10/11/18

Name:                                      J. Richard Atwood

Address:                                   11601 Wilshire Blvd.
                                           Suite 1200
                                           Los Angeles, CA 90025

Date of Event Requiring Statement:         10/11/18

Name:                                      Steven T. Romick

Address:                                   11601 Wilshire Blvd.
                                           Suite 1200
                                           Los Angeles, CA 90025

Date of Event Requiring Statement:         10/11/18

Name:                                      Brian A. Selmo

Address:                                   11601 Wilshire Blvd.
                                           Suite 1200
                                           Los Angeles, CA 90025

Date of Event Requiring Statement:         10/11/18

Name:                                      Mark Landecker

Address:                                   11601 Wilshire Blvd.
                                           Suite 1200
                                           Los Angeles, CA 90025

Date of Event Requiring Statement:         10/11/18